                                                                    Exhibit 10.1

                                   SLI, INC.

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

        AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT,
                    AMENDMENT NO. 1 TO SECURITY AGREEMENT AND
            AMENDMENT NO. 2 TO AMENDED AND RESTATED PLEDGE AGREEMENT

         This Amendment (the "Amendment"), dated as of August 13, 2001 (the "Effective Date"), is among SLI, Inc., an Oklahoma corporation, as Borrower, the Guarantors party to the Credit Agreement (as defined below), the Lenders party to the Credit Agreement, the Co-Agents to the Credit Agreement, ABN AMRO Bank N.V., as Documentation Agent, First Union National Bank, as Syndication Agent and Fleet National Bank f/k/a BankBoston, N.A., as Administrative Agent (the "Administrative Agent"). The parties agree as follows:

         1. Credit Agreement; Definitions. This Agreement amends (a) the Second Amended and Restated Credit Agreement dated as of October 29, 1999 among the parties hereto and the Lenders (as in effect prior to giving effect to this Agreement, the "Credit Agreement"), (b) the Security Agreement dated as of July 3, 2000 between the Administrative Agent and SLI Lighting Company (the "SLI Lighting Company Security Agreement") and (c) the Amended and Restated Pledge Agreement dated as of July 3, 2000 between the Administrative Agent and SLI Lighting Products, Inc. (the "SLI Lighting Products Pledge Agreement"). Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are used with the meaning so defined.

         2. Amendment of Credit Agreement. Effective upon the Effective Date hereof, the Credit Agreement is amended as follows:

                  2.1 Amendment of Schedule 2.1. Schedule 2.1, the List of Lenders and Revolving Credit Commitments, is amended to read in its entirety as set forth on Exhibit A hereto. Amounts in respect of principal, interest, commitment fees, Letter of Credit fees and other amounts payable hereunder shall be payable in accordance with the terms of the Credit Agreement for periods prior to the Effective Date of this Amendment and in accordance with the Amended Credit Agreement for periods from and after the Effective Date of this Amendment.

                  2.2      Amendment of Section 1.1.

                           (a) The definition of "Applicable Margin" set forth in Section 1.1 is hereby amended to read in its entirety as follows:

                           "Applicable Margin" means, for any Type of Loans for
                  any Payment Period (as defined below), the respective rates indicated below for Loans of such Type opposite the applicable Leverage Ratio indicated below for such Payment Period (or as provided in the final paragraph of this definition, for part of a Payment Period):


                  LEVEL         Range of Leverage Ratio     Applicable Margin for      Applicable Margin for
                                                            LIBOR Loans                Base Rate Loans
                                                            (% per annum)              (% per annum)

                  I.            Greater than or equal to    3.00%                      1.50%
                                3.50 to 1
                  II.           Greater than or equal to    1.75%                      0.25%
                                3.25 to 1 but less than
                                3.50 to 1
                  III.          Greater than or equal to    1.50%                      0.00%
                                2.50 to 1 but less than
                                3.25 to 1
                  IV.           Greater than or equal to    1.25%                      0.00%
                                2.00 to 1 but less than
                                2.50 to 1
                  V.            Greater than or equal to    1.00%                      0.00%
                                1.50 to 1 but less than
                                2.00 to 1
                  VI.           Less than 1.50 to 1         0.75%                      0.00%

                           For purposes hereof, a "Payment Period" means the
                  period from October 29, 1999 until one Business Day after the receipt by the Lenders of the Compliance Certificate for fiscal quarter ending March 31, 2000 (the "Initial Payment Period"), and thereafter, the period commencing one Business Day after the receipt by the Lenders of the Compliance Certificate for each fiscal quarter thereafter until the receipt of the Compliance Certificate for the next fiscal quarter;

                           Provided that, if the Compliance Certificate is not
                  delivered as provided in Section 6.1, the Applicable Margin shall be set at Level I until the Compliance Certificate is delivered to the Lenders and the Lenders have waived any existing Event of Default.

                           Notwithstanding the foregoing, the Applicable Margin
                  for the Payment Periods commencing on or after June 30, 2001 shall be Level I. Anything in this Agreement to the contrary notwithstanding, the Applicable Margin shall be the highest rates provided for above during any Payment Period when an Event of Default shall have occurred and be continuing.

                           (b) The definition of "Special Counsel" set forth in Section 1.1 is hereby amended to read in its entirety as follows:

                           "Special Counsel" means Ropes & Gray, in its capacity
                  as special counsel to Fleet National Bank (successor to BankBoston, N.A.), as Administrative Agent of the credit facilities contemplated hereby.

                  2.3 Amendment of Section 6.1. Section 6.1 is hereby amended to include Section 6.1(i), which will read in its entirety as follows:

                           (i) as soon as available and in any event within 30 days after the end of each month:

                                    (i)      consolidated and consolidating
                           statements of profits and losses of members of the Consolidated Group for such period and for the period from the beginning of the respective fiscal year to the end of such period, setting forth in each case in comparative form the corresponding consolidated and consolidating figures for the corresponding period in the preceding fiscal year, and a detailed report of the management of the Borrower discussing the Consolidated Group's financial performance and results of operations for such period.

                  2.4 Amendment of Section 7.4. Section 7.4 is hereby amended to include Section 7.4(e), which will read in its entirety as follows:

                           (e)      Without limitation or extending the
                  foregoing provisions of this Section 7.4, the Administrative Agent and the Lenders hereby expressly consent and agree to the release of any security interest in any collateral of SLI Lighting Company.

                  2.5 Amendment of Section 7.9(a). Section 7.9(a) is hereby amended to read in its entirety as follows:

                  (a) Maximum Leverage Ratio. The Consolidated Group will not permit the Leverage Ratio at any time (i) during the period from the date hereof to the end of the quarterly fiscal period ending on April 1, 2001 to exceed 3.75 to 1.00; (ii) during the period beginning on April 2, 2001 and ending on September 29, 2001 to exceed 4.6 to 1.00; and (iii) on September 30, 2001 and during any quarterly fiscal period thereafter to exceed 3.5 to 1.00.

                  2.6 Amendment to Section 10.1(b). Section 10.1(b) is hereby amended to read in its entirety as follows:

                  (b) if to the Administrative Agent, to Fleet National Bank, 100 Federal Street, Mail Code 01-07-05, Boston, Massachusetts 02021, Attention of Paul Holian, Vice President (Telecopy No. (617) 434-6471), with a copy to Ropes & Gray, One International Place, Boston, Massachusetts 02110, Attention of David McKay, Esq. (Telecopy No. 617-951-7050);

         2.7 Amendment to Section 10.4(b). Section 10.4(b)(ii) is hereby amended to read in its entirety as follows:

                           (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Revolving Credit Commitment or the 364 Day Revolving Credit Commitment, the amount of the Revolving Credit Commitment or the 364 Day Revolving Credit Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless the Administrative Agent otherwise consents; provided that for such purposes, the amount of outstanding Loans and unused Commitments shall be determined without regard to any Swing Loans then outstanding.

         3. Amendment of SLI Lighting Company Security Agreement. Effective upon the Effective Data hereof, the SLI Lighting Company Security Agreement is amended as follows:

                  (a) Amendment to Section 16. Section 16 is hereby amended to read in its entirety as follows:

                  16. Termination; Assignment, etc. This Agreement and the security interest in the Collateral created hereby shall terminate upon the earlier of (a)(i) the consummation of the sale, lease, transfer or other disposition of all or substantially all of the assets of the Debtor, (ii) the consummation of the sale, transfer or other disposition of all the capital stock of the Debtor to a third party not affiliated with the Debtor or (iii) the merger or consolidation of the Debtor with a third party not affiliated with the Debtor in which the Debtor is not a surviving corporation, each in accordance with the Credit Agreement, or (b) the date on which all of the Secured Obligations have been paid and finally discharged in full. In such event, the Administrative Agent agrees to execute appropriate releases of liens on the Collateral and provide such third party, in the case of termination in accordance with clause (a) above, with written acknowledgement of such termination. No waiver by the Administrative Agent or by any other holder of Secured Obligations of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. In the event of a sale or assignment of part or all of the Secured Obligations by any Secured Party, each such Secured Party may assign or transfer their respective rights and interest under this Agreement in whole or in part to the purchaser or purchasers of such Secured Obligations, whereupon such purchasers shall become vested with all of the powers and rights of the Secured Party hereunder.

         4. Amendment of SLI Lighting Products Pledge Agreement. Upon the consummation of the sale, transfer or other disposition of all of the capital stock of SLI Lighting Company by SLI Lighting Products, in accordance with the Credit Agreement (the "SLI Lighting Company Transaction"), (i) the Administrative Agent will return to SLI Lighting Products the pledged stock certificates for SLI Lighting Company as promptly as practicable following the consummation of the SLI Lighting Company Transaction and (ii) the SLI Lighting Products Pledge Agreement will be amended as follows:

                  (a) Amendment of Schedule I. Schedule I is amended to read in its entirety as set forth on Exhibit B hereto.

         5. Release of Guarantors. Effective upon the Effective Date hereof, SLI Lighting Company shall be released as a Guarantor under the Credit Agreement and shall be removed as Guarantor from the signature page to the Credit Agreement.

         6. Representations and Warranties. In order to induce the Lenders to enter into this Amendment, each of the Borrower and the Guarantors hereby represents and warrants that (i) each of the representations and warranties contained in Article IV of the Credit Agreement will be true and correct on the Effective Date hereof and (ii) no Default or Event of Default will exist.

         7. Special Commitment Fee. The Borrower agrees to pay to the Administrative Agent, for the account of each Lender that executes a counterpart hereto, on the Effective Date a commitment fee in the amount of .10% of the sum of such Lender's Revolving Credit Commitment and such Lender's 364 Day Revolving Credit Commitment as set forth on Exhibit A hereto.

         8. Payment of Agent's Legal Expenses. Upon or prior to the effectiveness of this Amendment, the Borrower agrees to pay the reasonable legal fees and expenses of the Agent with respect to the Credit Agreement, this Amendment and the transactions contemplated hereby.

         9. Conditions to Effectiveness. This Amendment shall become effective and be deemed effective as of the Effective Date if, and only if, the Administrative Agent shall have received duly executed counterparts of this Amendment from the Borrower and the Required Revolving Credit Lenders.

         10. General. The Amended Credit Agreement and all of the Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. Each of this Agreement and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Credit Obligation. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of law rules) of The Commonwealth of Massachusetts.



                 [The rest of this page is intentionally blank]

Amendment  No. 3 to Credit Agreement
         Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first written above.

                                          BORROWER

                                          SLI, INC.


                                          By
                                             -------------------------------
                                          Name:
                                          Title:



                                          GUARANTORS:

                                          CHICAGO MINIATURE LAMP -
                                          SYLVANIA LIGHTING INTERNATIONAL, INC.

                                          CHICAGO MINIATURE OPTOELECTRONIC
                                          TECHNOLOGIES, INC.

                                          CML AIR, INC.

                                          CML FIBEROPTICS, INC.

                                          ELECTRO FIBEROPTICS CORP.

                                          ELECTRO-MAG INTERNATIONAL, INC.

                                          SLI LIGHTING COMPANY

                                          SLI LIGHTING PRODUCTS, INC.


                                          By
                                             -----------------------------------
                                                   Name:  Richard F. Parenti
                                                   Title: Secretary or Clerk

                                          A&S ELECTRIC spol s.r.o.

                                          ALBA SPEZIALLAMPEN GmbH

                                          ALBA SPEZIALLAMPEN HOLDING GmbH

                                          ALBA TECHNOLOGY (M) Sdr. Bhd.

                                          BADALEX LIMITED

                                          CCC DE MEXICO, S.A. DE C.V.

                                          CHICAGO MINIATURE LAMP - SYLVANIA
                                          LIGHTING INTERNATIONAL I, B.V.

                                          LIGHTHOUSE INVESTMENT HOLDINGS LIMITED

                                          SLI MINIATURE LIGHTING GmbH und Co. KG

                                          W. ALBRECHT GRUNDSTUCKSGESELLSCHAFT
                                          GmbH und CO. Gbr

                                          CHICAGO MINIATURE LAMP (CANADA) INC.


                                          By
                                             -----------------------------------
                                          Name: Richard F. Parenti
                                          Under Power of Attorney
                                          Dated
                                                ---------------

                                          ADMINISTRATIVE AGENT

                                          FLEET NATIONAL BANK,
                                          as Administrative Agent



                                          By
                                            ------------------------------------
                                          Name:
                                          Title:


                                          CO-AGENTS:

                                          KEYBANK NATIONAL ASSOCIATION
                                          as Co-Agent



                                          By
                                            ------------------------------------
                                          Name:
                                          Title:

                                          CITICORP USA, INC.
                                          as Co-Agent



                                          By
                                            ------------------------------------
                                          Name:
                                          Title:


                                          By
                                            ------------------------------------
                                          Name:
                                          Title:

                                          BAYERISCHE HYPO UND VEREINSBANK AG,
                                          NEW YORK BRANCH
                                          as Co-Agent



                                          By
                                            ------------------------------------
                                          Name:
                                          Title:



                                          By
                                            ------------------------------------
                                          Name:
                                          Title:

                                          SYNDICATION AGENT:

                                          FIRST UNION NATIONAL BANK
                                          as Syndication Agent



                                          By
                                            ------------------------------------
                                          Name:
                                          Title:

                                          DOCUMENTATION AGENT:

                                          ABN AMRO BANK N.V.
                                          as Documentation Agent



                                          By
                                            ------------------------------------
                                          Name:
                                          Title:


                                          By
                                            ------------------------------------
                                          Name:
                                          Title:

                                          The foregoing amendment is approved by
                                          the Lenders signing below:

                                          LENDERS:


                                          FLEET NATIONAL BANK



                                          By
                                            -------------------------------
                                          Name:
                                          Title:

                                          ABN AMRO BANK N.V.



                                          By
                                            -------------------------------
                                          Name:
                                          Title:



                                          By
                                            -------------------------------
                                          Name:
                                          Title:

                                          FIRST UNION NATIONAL BANK



                                          By
                                            ------------------------------
                                          Name:
                                          Title:


                                          BANK OF AMERICA, N.A.



                                          By
                                            ------------------------------
                                          Name:
                                          Title:


                                          BAYERISCHE HYPO UND VEREINSBANK AG,
                                          NEW YORK BRANCH



                                          By
                                            ------------------------------
                                          Name:
                                          Title:

                                          By
                                            ------------------------------
                                          Name:
                                          Title:

                                          CITICORP USA, INC.



                                          By
                                            ------------------------------
                                          Name:
                                          Title:



                                          By
                                            ------------------------------
                                          Name:
                                          Title:


                                          KEYBANK NATIONAL ASSOCIATION



                                          By
                                            ------------------------------
                                          Name:
                                          Title:


                                          LLOYDS TSB BANK PLC



                                          By
                                            ------------------------------
                                          Name:
                                          Title:



                                          By
                                            ------------------------------
                                          Name:
                                          Title:

                                          BANKONE, NA (Main Office: Chicago)



                                          By
                                            ------------------------------
                                          Name:
                                          Title:



                                          By
                                            ------------------------------
                                          Name:
                                          Title:



                                          BANK OF TOKYO-MITSUBISHI TRUST COMPANY



                                          By
                                            ------------------------------
                                          Name:
                                          Title:


                                          By
                                            ------------------------------
                                          Name:
                                          Title:



                                          COMERICA BANK


                                          By
                                            ------------------------------
                                          Name:
                                          Title:



                                          By
                                            ------------------------------
                                          Name:
                                          Title:

                                          BNP PARIBAS, AS SUCCESSOR IN INTEREST
                                          TO BANQUE NATIONALE DE PARIS



                                          By
                                            ------------------------------
                                          Name:
                                          Title:



                                          By
                                            ------------------------------
                                          Name:
                                          Title:

                                          NATIONAL WESTMINSTER BANK PLC



                                          By
                                            ------------------------------
                                          Name:
                                          Title:



                                          By
                                            ------------------------------
                                          Name:
                                          Title:


                                          WACHOVIA BANK, N.A.


                                          By
                                            ------------------------------
                                          Name:
                                          Title:


                                          By
                                            ------------------------------
                                          Name:
                                          Title:

                                          THE BANK OF NOVA SCOTIA



                                          By
                                            ------------------------------
                                          Name:
                                          Title:


                                          NATEXIS BANQUE



                                          By
                                            ------------------------------
                                          Name:
                                          Title:




                                          By
                                            ------------------------------
                                          Name:
                                          Title:



                                          THE BANK OF NEW YORK



                                          By
                                            ------------------------------
                                          Name:
                                          Title:



                                          By
                                            ------------------------------
                                          Name:
                                          Title:

                                          KBC BANK, N.V.



                                          By
                                            ------------------------------
                                          Name:
                                          Title:



                                          By
                                            ------------------------------
                                          Name:
                                          Title:


                                          FLEET NATIONAL BANK (successor by
                                          merger to Summit Bank)



                                          By
                                            ------------------------------
                                          Name:
                                          Title:




                                          BANK HAPOALIM B.M.



                                          By
                                            ------------------------------
                                          Name:
                                          Title:



                                          By
                                            ------------------------------
                                          Name:
                                          Title:

                                                                       Exhibit A

                                  SCHEDULE 2.1

                LIST OF LENDERS AND REVOLVING CREDIT COMMITMENTS


                                                     Revolving Credit                   364 Day Revolving
Lender                                               Commitment                         Credit Commitment
------                                               ----------                         -----------------

Fleet National Bank                                  $38,400,000                        $10,893,617.00
ABN AMRO Bank, N.V.,                                 $27,000,000                        $7,659,575.00
     Documentation Agent
First Union National Bank,                           $27,000,000                        $7,659,575.00
     Syndication Agent
Bank of America, N.A.                                $18,000,000                        $0
Bayerische Hypo und Vereinsbank AG,                  $18,000,000                        $5,106,383.00
     New York Branch, Co-Agent
Citicorp USA, Inc., Co-Agent                         $18,000,000                        $5,106,383.00
KeyBank National Association,Co-Agent                $18,000,000                        $5,106,383.00
Lloyds TSB Bank PLC                                  $15,000,000                        $4,255,320.00
BankOne, N.A.                                        $12,000,000                        $3,404,255.00
Bank of Tokyo-Mitsubishi Trust Company               $12,000,000                        $3,404,255.00
Comerica Bank                                        $12,000,000                        $3,404,255.00
BNP Paribas, as successor in interest
    to Banque Nationale de Paris                     $12,000,000                        $3,404,255.00
National Westminster Bank PLC                        $12,000,000                        $3,404,255.00
Wachovia                                             $12,000,000                        $3,404,255.00
The Bank of Nova Scotia                              $12,000,000                        $3,404,255.00
Natexis Banque                                       $9,000,000                         $2,553,192.00
The Bank of New York                                 $7,200,000                         $2,042,553.00
KBC Bank, N.V.                                       $7,200,000                         $2,042,553.00
Summit Bank                                          $7,200,000                         $2,042,553.00
Bank Hapoalim B.M.                                   $6,000,000                         $1,702,128.00

                                                                       Exhibit B

                                   SCHEDULE I
                                   ----------
                          (to Amended Pledge Agreement)

                                  PLEDGED STOCK

Listed Company
and Address                        Description                       No. of Shares               Certificate No.(s)
-----------                        -----------                       -------------               ------------------

CCC de Mexico,                      65% of the outstanding
S.A. de C.V.                        share capital

Electro-Mag International,
Inc.                                100% of the outstanding
                                    common stock



                                  PLEDGED NOTES

                                                            Outstanding                         Maturity
Issuer                     Date          Face Amount        Principal Amount                      Date
------                     ----          -----------        ----------------                      ----
